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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 31, 1997

                           Transworld HealthCare, Inc.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)



         1-11570                                13-3098275
(Commission File Number)            (I.R.S. Employer Identification No.)


      555 Madison Avenue, New York, New York            10022
     (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (212) 750-0064



         (Former name or former address, if changed since last report.)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            On July 31, 1997 Transworld HealthCare, Inc. (the "Company") sold all of the issued and outstanding capital stock of its Radamerica, Inc. subsidiary ("Radamerica") to Parkway Ventures, Inc., a subsidiary of Helix Health Inc. for $12,100,000, subject to adjustment as provided in the definitive purchase agreement. Radamerica operates five radiation therapy centers in the Baltimore, Maryland area.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS


            (c)   Exhibits

                  Stock Purchase Agreement between Transworld HealthCare, Inc., Radamerica, Inc. and Parkway Ventures, Inc. dated as of
                  July 31, 1997.









            Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Transworld HealthCare, Inc.
                                                 (Registrant)


Date:  August 8, 1997              By: /s/ Wayne A. Palladino
                                       ------------------------------------
                                           Wayne A. Palladino
                                           Senior Vice President and
                                           Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit No.       Description

    99 Stock Purchase Agreement between Transworld HealthCare, Inc., Radamerica, Inc. and Parkway Ventures, Inc. dated as of
                  July 31, 1997.